Fourth Quarter
2004 Review
February 3, 2005

John V. Faraci
Chairman & CEO

Christopher P. Liddell
SVP & CFO

Forward Looking Statements

tatements on these slides or in this presentation that are not historical are forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the strength of demand for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated cost savings, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions and changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, economic conditions, specifically Brazil and Russia, the current military action in Iraq and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange
Commission filings

S

D

Statements Relating to
Non-GAAP Financial Measures

uring the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com under
Investor Information

Agenda

Fourth Quarter Review

2004 Summary

Outlook

Fourth Quarter 2004 Summary

5

Volumes solid but seasonally weaker in the U.S.
in the fourth quarter

Continued to realize IP announced price
increases in paper & packaging

Mill operations mixed

Raw material cost increases accelerated

IP Net Sales Revenue

1Q

2002

2Q

3Q

4Q

1Q

2Q

2003

3Q

4Q

1Q

2004

2Q

3Q

$B

4Q’04 net sales revenue

highest in 3 years

4Q

7

6.5

6

5.5

Basic EPS from Continuing Operations
and Before Special Items*

1Q

1Q

3Q

1Q

3Q

.75

.49

.24

2001

2002

2Q

.03

.59

4Q

2Q

4Q

2000

.11

.11

.11

.11

.32

2Q

3Q

4Q

1Q

2Q

2003

.32

3Q

.30

4Q

.14

1Q

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

.20

.22

.20

.12

2004

2Q

.43

.33

3Q

.43

4Q

4Q’04 vs. 3Q’04

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

3Q'04

Price

Volume

Cost/Mix

Raw

Material

Land

Sales

Tax Rate

Other

4Q'04

$.04

EPS $ / Share

$.43

$.0

($.11)

  Wood Costs    ($0.04)
  Energy            ($0.03)
  Other              ($0.04)

EPS from cont. ops before special items

$.08

$.43

($.03)

$.08

Corporate         ($0.10)
Int. Expense      $0.02
Other                 $0.02

3Q04  Tax Rate 29%

4Q04  Tax Rate 16%

($.06)

8

Paper              $0.06
Packaging       $0.06
Wood Prod     ($0.04)

Printing Papers

$  1,975

196

Sales

Earnings

4Q’04

3Q’04

$ Millions

Uncoated*

Coated*

Pulp*

Europe (uncoated)

  (1%)

  (8%)

20%

  8%

   $30

$25

($30)

(€15)

4Q’04 Change vs 3Q’04:

Volume

Realizations/ton

* U.S. operations only and excluding Fine Papers

Average IP realization (includes the impact of mix across all grades)
Europe is average commodity cut size price excluding Russia

$  1,920

160

Packaging

$  1,990

170

Sales

Earnings

4Q’04

3Q’04

$ Millions

Containerboard

U.S. Container

Bleached Board

$10

$25

$10

Volume

Realizations/ton

$  2,005

183

4Q’04 Change vs 3Q’04:

    Average IP realization (includes the impact of mix across all grades)

(17%)

(4%)

  (3%)

0.0

1.0

2.0

3.0

2002

2003

2004

U.S. Container

Growing faster than the industry

IP Legacy Operations

Former Box USA Operations

Million tons

+21%

+9%

Box shipments grew 9% in 2004

excluding Box USA plants volume

+7%

Box USA Update

Closed plants in Memphis and Baltimore

Customers transferred to other locations

Additional rationalizations possible

Box USA overhead removed

Containerboard volume redirected

Board margin upgrade

Mix improvement will continue as integration
increases

Standalone EBITDA run rate

Total EBITDA run rate as of 4Q’04

Integration progress on schedule

$MM

$6

$10

$10

$52

On track to achieve target EBITDA run rate of $80 MM

$26

Forest Products

$  570

176

Sales

Earnings

4Q’04

3Q’04

$ Millions

Lumber (mbf)

Plywood (msf)

($25)

($20)

Volume

Realizations/unit

Average IP realization (includes the impact of mix across all grades)

$  600

191

4Q’04 Change vs 3Q’04:

(6%)

(12%)

Uncoated Paper peer group: Domtar, G-P and Weyerhaeuser

Industrial Packaging peer group: G-P, Packaging Corp, SSCC and Weyerhaeuser

Wood Products peer group: Bowater, Domtar, GP and Weyerhaeuser

Industry Leading Positions

IP

IP

IP

4Q’04 return on sales ranking

Source: IP calculations exclude Temple-Inland’s 4Q’04 results which had not yet been reported.

IP

Rank

1/4

1/5

1/5

Uncoated Paper

Industrial Packaging

Wood Products

(0.08)

(40)

Net

     0.03

    12

      7

4Q’04 Earnings

5

Revision to Loss on Sale

Discontinued Operations (Weldwood)

(0.11)

(52)

Special Items Total

      9

Tax & Min. Int. Impact of Above

(61)

Divestitures, Restructuring & Other

Basic EPS

$MM

Special Items

Special Items & Discontinued
Operations – 4Q’04

Reconciliation to 4Q’04
Basic Earnings Per Share

Per share

$0.35

            Net Earnings

$0.03

Discontinued Operations
(Weldwood)

$0.32

Earnings from Continuing Operations

(0.11)

Special Items

$0.43

Earnings from Continuing Operations
and Before Special Items

12M’04 vs. 12M’03

($.14)

EPS $ / Share

$.76

$.40

($.29)

  Wood Costs    ($0.10)
  Energy            ($0.10)
  Other              ($0.09)

EPS from cont. ops before special items

$.31

$1.31

($.07)

$.32

Int. Expense   $0.15
Corporate      ($0.04)

Other             ($0.09)

2003  Tax Rate 20%

2004  Tax Rate 26%

$.02

$1.80

$1.50

$1.20

$0.90

$0.60

$0.30

$0.00

12M’03

Price

Volume

Cost/Mix

Raw
Material

Land
Sales

Tax Rate

Other

12M’04

17

$0.03

Other

$0.28

Wood Prod

$0.06

Packaging

($0.06)

Paper

Impact of Higher Raw Material Costs

EBIT impact 2004 vs. 2003

EBIT ($)

(35)

(35)

(30)

(70)

(20)

Material costs $190 million negative

EBIT impact 2004 versus 2003

Wood

Chemicals/

Other

Oil/Coal/

Electricity

Natural

Gas

Polyethylene

0

(25)

(50)

(75)

(100)

Manufacturing
  Excellence

Supply Chain

Lower S&A/Other

Segmenting

Solutions

New Products

Targeted
  Segments

Market
  Recovery

Lower Costs
& Create
Efficiencies

Improve Mix

Grow Volumes

$1.6

$0.7

($0.8)

Higher Costs/Inflation

$1.5

Non-Price Improvement
After Inflation

3Yr.
Target

$0.4

$0.3

($0.4)

$0.3

2004

Internal Initiatives

Non price improvement status

$0.4

$0.0

($0.5)

($0.1)

2003

$ billions

Gross Improvement

$2.3

$0.7

$0.4

Cash received
on 12/31/004

Weldwood sale

Maine/NH land sale

Total

Paying Down Debt

20

$1.1 B

0.2

$1.3 B

$(0.5) B

$(0.5) B

$(0.5) B

(0.3)

$(0.8) B

$(1.3) B

Repaid 12/31/04

Debt
Paydown

Short-term debt/
Other

Trust Preferred

Open Market/Other

         Repaid in 1Q05

Total

Capital Spending

Depreciation & Amort.

Net Interest Expense1

Corporate Items

Effective Tax Rate2

Avg. Shares Outstanding

$ 1.4 B

$ 1.6 B

$ 700 MM

$ 740 MM

     33%

   486 MM

2005 Est

Key Financial Statistics

$ 1.3 B

$ 1.6 B

$ 745 MM

$ 469 MM

    26%

   486 MM

2004

$ 1.2 B

$ 1.5 B

$ 770 MM

$ 466 MM

     22%

   480 MM

2003

1 Expenses related to preferred securities were shown in minority interest expense for 2003 ($60 million).
Going forward, corresponding amounts will be recorded as net interest expense in accordance with FIN
46

2 Before special items

First Quarter 2005 Outlook

Demand

Overall neutral to positive

Uncoated paper – weak in December & January, but
February backlogs building

Coated paper – strong, particularly in coated
groundwood

Pulp - Strong

Containerboard, boxes  - stable

Bleached board – strong

Wood products – flat

First Quarter 2005 Outlook

Costs

Wood, chemicals – higher costs

Energy – neutral

Corporate – increased costs from higher pension
expense, ramp-up in supply chain initiative spending,
other compensation related spending

Tax rate – 33%

2005 Outlook

2005

2-3% demand growth

Good operating rates

Debt repayment

More non-price improvement

Maintaining capital discipline

Sharpening our focus on building a stronger/better IP

Q & A

Appendix

* U.S. only. Uncoated excludes fine papers

Average IP realization (includes the impact of mix across all grades)

Average Sales Realizations

Forest
Products

       $/ton

Packaging

       $/ton

Printing
Papers*

263

322

636

384

425

732

761

2003

Segments

303

368

688

445

481

749

780

3Q04

Average Sales Realizations

321

356

666

419

458

741

764

2004

292

336

711

448

454

781

803

Dec04

Plywood, $/MSF

Lumber, $/MBF

Corrugated boxes*

Containerboard

Pulp

Coated

Uncoated

Grades

282

342

712

456

453

773

811

4Q04

266

330

622

366

426

724

706

Dec03

Energy

60

45

40

$3.45

$5.80

$6.47

0

20

40

60

80

2002

2003

2004

0

1

2

3

4

5

6

7

Trillion BTUs

$/MMBTU

Natural Gas Consumed

Natural Gas Cost per unit

U.S. mills natural gas consumption

Natural gas consumption at U.S. pulp & paper

mills has decreased 33% since 2002

Total US Mill Energy Purchases before Natural Gas Hedges  - $MM

             $680               $815                            $845

8

9

10

31

24

21

10

10

13

16

24

25

25

13

16

15

16

14

0%

100%

2002

2003

2004

Energy

% of total U.S. mills
MMBTU purchases

% of Total

Natural Gas

Coal

Wood Waste

Fuel Oil

Other*

Electricity

$6.47

$2.24

$1.65

$4.63

$12.41

$5.03

2004 avg
cost per mmbtu

Substitute lower cost energy

*Other includes shredded tires, recycled oil, purchased steam and any other fossil fuels

% of Total

Earnings Sources – Gross Margin

Sale of Forestlands/Standing timber

Harvest & Recreational Income

Forestland Expenses

Land Utilization (real estate),
Net of Expenses

        Total EBIT

Forest Resources

$ Millions

2003

2004

2002

$461

324

(190)

75

71

124

(178)

(157)

268

281

$315

$462

$670

$644

$542

Forest Resources

2002

2003

* Excludes sales of Champion forestlands  over last 3 years  which generated $550+ million of cash and the
12/31/04 sale of 1.1 million acres of forestland in Maine and New Hampshire

Average sales price/acre

Number of acres sold (M)

% of appraised value

$823

809

110%

$967

627

130%

Forestland prices/acre are increasing in absolute terms and
increasing versus appraised values

2004

$1,008

372

145%

Pension Returns

Average annualized returns

2004                           14.1%

Past 5 years              5.3%

Past 10 years      10.6%

Portfolio asset allocation (at 12/31/04)

62%                 Equity

27%                 Debt

11%                 Real estate & other

(60)

(110)

(210)

(350)

(300)

(250)

(200)

(150)

(100)

(50)

0

50

5.75

6.00

6.50

Discount
Rate (%)

8.50

8.75

8.75

Rate of
Return (%)

2005E

2004

2003

$ Millions

2003

2004

2005E

Annual Pension Expense*

Key Variables

Pension Expense

*U.S. plans only.  Pension expense reflects discount rate, service cost,

amortization of previous periods and anticipated return

Rising U.S. Mills Wood Costs

90

95

100

105

110

115

Jan

Mar

May

July

Sep

Nov

Jan

Mar

May

July

Sep

Nov

Index: Jan 2003 Wood Costs = 100

2003

2004

* delivered cost to
  U.S. pulp & paper
  mills

4Q’04 wood costs up

$23 MM over 3Q’04

Impacted by wet weather in 2H’04

1Q’05 Forecast = 115

2004 Earnings from Continuing
Operations

$ MM

MM Shares

$/Share

$ MM

$ MM

$ MM

MI – Minority Interest;  Net – Net Income;  ETR – Effective Tax Rate; EPS – Earnings per Share

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

Before Special Items

Special Items

Earnings from Operations

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

110

248

316

269

486.9

(36)

(77)

(90)

(44)

(14)

(12)

(17)

(16)

60

159

209

209

33%

31%

29%

16%

484.4

485.6

486.4

.12

.33

.43

.43

(14)

(138)

16

(61)

486.9

5

62

(32)

6

-

(21)

15

3

(9)

(97)

(1)

(52)

36%

45%

200%

10%

484.4

485.6

486.4

(.02)

(.20)

-

(.11)

Q1

Q2

Q3

Q4

96

110

332

208

486.9

(31)

(15)

(122)

(38)

(14)

(33)

(2)

(13)

51*

62*

208*

157*

32%

14%

37%

18%

484.4

485.6

486.4

.10

.13

.43

.32

Pre-Tax

Tax

MI

Net

ETR

Avg. Shares

Basic EPS

Diluted EPS from Continuing Operations
and Before Special Items*

1Q

1Q

3Q

1Q

3Q

.75

.49

.24

2001

2002

2Q

.03

.59

4Q

2Q

4Q

2000

.11

.11

.11

.11

.32

2Q

3Q

4Q

1Q

2Q

2003

.32

3Q

.29

4Q

.14

1Q

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

.19

.22

.19

.12

2004

2Q

.42

.33

3Q

.42

4Q

Impact of Higher Raw Material Cost

EBIT impact 2004 vs. 2002

EBIT ($)

(140)

(50)

(50)

(205)

(30)

Material costs $475 million negative EBIT

impact 2004 full year estimate versus 2002

Wood

Chemicals/

Other

Oil/Coal/

Electricity

Natural

Gas

Polyethylene

0

(50)

(100)

(150)

(200)

(200)